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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, DC  20549



                            FORM 8-K


                    CURRENT REPORT PURSUANT
                 TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of Earliest Event Reported)    March 12, 1998
                                                  --------------------

                    Mission West Properties
     ------------------------------------------------------
     (Exact Name of Registrant as Specified in its Charter)

                          California
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         (State or Other Jurisdiction of Incorporation)

              001-08383                     95-2635431
      ------------------------          ------------------
      (Commission File Number)            (I.R.S. Employer
                                        Identification No.)

         10050 Bandley Drive, Cupertino, California 95014
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              (Address of Principal Executive Offices)

                        (408) 725-0700
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      (Registrant's Telephone Number, Including Area Code)


   ------------------------------------------------------------
   (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a)  Previous independent accountants

          (i)  On March 12, 1998, Price Waterhouse LLP, San
Diego, California ("Price Waterhouse"), the independent accountant previously engaged as the principal accountant to audit the financial statements of Mission West Properties (the
"Company"), was dismissed by the Company.

         (ii) The reports of Price Waterhouse on the Company's consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        (iii) The Audit Committee of the Company's board of directors approved the dismissal as of March 12, 1998.

         (iv) In connection with its audits for the two most recent fiscal years and through March 12, 1998, there have been no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse would have caused them to make reference thereto in their report on the financial statements for such years.

          (v) During the two most recent fiscal years and through March 12, 1998, there have been no "reportable events"
(as defined in Regulation S-K Item 304(a)(1)(v)).

         (vi) The Company has requested that Price Waterhouse furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 12, 1998, is filed as Exhibit 16 to this Form 8-K.

     (b)  New independent accountants

     The Company engaged Coopers & Lybrand LLP, San Francisco, California ("Coopers & Lybrand") as the Company's new principal independent accountants as of March 12, 1998. During the Company's two most recent fiscal years and through March 12, 1998, the Company has not consulted with Coopers & Lybrand regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Coopers & Lybrand concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     The appointment of Coopers & Lybrand was made primarily because of Coopers & Lybrand's proximity to the Company's management and the management's familiarity with and confidence in Coopers & Lybrand.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     EXHIBIT 16.  Letter re Change in Certifying Accountant from
Price Waterhouse LLP, dated March 12, 1998





                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MISSION WEST PROPERTIES



Dated:  March 12, 1998             By: /s/ Carl E. Berg
                                     -------------------------
                                     Carl E. Berg
                                     Chairman of the Board,
                                     Chief Executive Officer and
                                     President


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